UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2011
Irvine Sensors Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-08402	33-0280334

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Red Hill Avenue, Costa Mesa, California	92626

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 549-8211
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On March 31, 2011, Irvine Sensors Corporation (the “Company”) issued and sold to two accredited investors, Costa Brava Partnership III L.P. (“Costa Brava”) and The Griffin Fund LP (“Griffin”), 12% Senior Subordinated Secured Promissory Notes due March 16, 2013 (collectively, the “Notes”) in the aggregate principal amount of $2,000,000 (the “Financing”). The proceeds of the Financing will be used for general working capital purposes.
The material terms of the Notes are the same as that certain 12% Senior Subordinated Secured Promissory Note issued to Costa Brava by the Company on March 16, 2011 and as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 21, 2011 (the “March 8-K”). The information disclosed in Item 1.01 of the March 8-K regarding the Note (as defined therein) is incorporated by reference into this Item 1.01.
In addition, on March 31, 2011, the Company issued and sold to Costa Brava and Griffin 12% Subordinated Secured Convertible Notes due December 23, 2015 (the “Milestone Notes”) in the aggregate principal amount of $1,200,000 (the “Milestone Closing”) in accordance with the terms of that certain Securities Purchase Agreement dated December 23, 2010 among the Company, Costa Brava and Griffin. The proceeds of the Milestone Closing will be used for general working capital purposes.
The material terms of the Milestone Notes are the same as those certain 12% Subordinated Secured Convertible Notes described in the Company’s Current Report on Form 8-K filed with the SEC on December 29, 2010 (the “December 8-K”), as modified by the amendment to such notes as described in the March 8-K. The information (i) disclosed in Item 1.01 of the December 8-K regarding the Notes and Milestone Notes (each as defined therein) and (ii) disclosed in Item 1.01 of the March 8-K regarding the Notes (as defined therein) is incorporated by reference into this Item 1.01.
The information set forth above is qualified in its entirety by reference to the actual terms of (i) the Milestone Note attached hereto as Exhibit 10.1 and which is incorporated herein by reference; (ii) the Note (as defined in the March 8-K), the Security Agreement dated March 16, 2011 and the Omnibus Amendment dated March 16, 2011, filed as Exhibits 10.1 through 10.3 to the March 8-K and which are incorporated herein by reference; and (iii) the Purchase Agreement (as defined in the December 8-K), the Note (as defined in the December 8-K and amended as described in the March 8-K) and the Security Agreement dated December 23, 2010, filed as Exhibits 10.1 through 10.3 to the December 8-K and which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.
The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.
In addition, on March 29, 2011, the Company issued an aggregate of 15,714 shares of common stock to an accredited institutional investor upon such investor’s conversion of an aggregate of $4,714.20 of the stated value of the Company’s Series C Convertible Preferred Stock.
The sales and issuances described in this Current Report on Form 8-K (and the issuances of shares of common stock upon conversion of the convertible securities described herein) have been determined to be exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering. The investors have represented that they are accredited investors, as that term is defined in Regulation D, and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 3.03. Material Modification to Rights of Security Holders.
The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.
(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of 12% Subordinated Secured Convertible Notes due December 23, 2015 issued to Costa Brava and Griffin on March 31, 2011.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRVINE SENSORS CORPORATION (Registrant)

Dated: April 6, 2011	/s/ JOHN J. STUART, JR. John J. Stuart, Jr.
Senior Vice President and Chief Financial Officer